EXHIBIT 32.1









                          Certification of CEO and CFO
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended July 31, 2005

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2004, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: September 13, 2005               By:/s/ Joseph Kristul
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                                       Joseph Kristul
                                       Chief Executive Officer
                                       Chief Financial Officer